Exhibit 99.1

FORM OF CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS OF

ASIA GREEN AGRICULTURE CORPORATION

(As adopted on September 1, 2011)

亚洲绿色农业公司

董事会审计委员会章程

（于2011年9月1日正式通过）

PURPOSE

目的

The purpose of the Audit Committee of the Board of Directors (the “Board”) of Asia Green Agriculture Corporation (the “Company”) shall be to:

亚洲绿色农业公司（以下简称"公司"）董事会（以下简称"董事会"）审计委员会的目的在于：

  provide oversight of the Company’s accounting and financial reporting processes and the audit of the Company’s financial statements;

  监督公司会计及财务报告流程，以及公司财务报表的审计；
  assist the Board in monitoring (i) the integrity of the Company’s financial statements, (ii) the Company’s internal accounting and financial controls, (iii) the Company’s compliance with legal and regulatory requirements, and (iv) the independent auditor’s qualifications, independence and performance; and

  协助董事会检查：（1）公司财务报表的可靠性；（2）公司内部会计及财务控制情况；（3）公司对法律法规的合规情况；以及（4）独立审计师的资质、独立性及绩效；以及
  provide to the Board such information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

  向董事会提供委员会认为能使董事会知晓其应当关注的重大财务事项所必要的信息及材料。

MEMBERSHIP REQUIREMENTS

成员要求

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board. The Audit Committee will consist of at least three (3) members of the Board. Members of the Audit Committee must meet the following criteria (as well as any additional criteria required by the rules of the NASDAQ Stock Market (the “NASDAQ”) and Securities and Exchange Commission (the “SEC”)):

审计委员会成员将由董事会任命，并将根据董事会的意愿行使职能。审计委员会将由至少三名董事会成员组成。审计委员会成员必须满足下列条件（以及纳斯达克股票交易市场（"NASDAQ"）与证券交易委员会（"SEC"）规则规定的任何其他条件）：

Exhibit 99.1

  each member must be an independent director in accordance with (i) the NASDAQ Listing Rules, and (ii) the rules of the SEC;

  各成员必须是（1）纳斯达克上市规则以及（2）SEC规则下的独立董事；
  each member must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three (3) years;

  各成员必须未曾在过去的三（3）年内参与过公司或公司任何现有子公司的财务报表的准备工作；
  each member must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement; and

  各成员必须未曾在过去的三（3）年内参与过公司或公司任何现有子公司的财务报表的准备工作；
  at least one (1) member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

  至少一（1）名成员必须拥有担任财务或会计职务的经验，会计专业证书，或其他任何使该成员获得财务技巧的类似经验或背景，包括担任或曾经担任首席执行官、首席财务官或其他负责财务管理的高级管理职务。

The Board may designate one (1) member of the Audit Committee as its chairperson. In the absence of that designation, the Audit Committee may designate a chairperson by majority vote of the committee members.

董事会可委派一（1）名审计委员会成员出任主席。如董事会未指派主席人选，则审计委员会可以根据其成员多数票决议任命一名主席。

AUTHORITY AND RESPONSIBILITIES

权力与责任

  The Audit Committee shall appoint and oversee the work of the independent auditors, approve the compensation of the independent auditors, and review and, if appropriate, discharge the independent auditors. In this regard, the independent auditors shall report directly to the Audit Committee, and the Audit Committee shall have the sole authority to approve the hiring and discharging of the independent auditors, all audit engagement fees and terms and all permissible non-audit engagements with the independent auditors.

  审计委员会应当任命并监督独立审计师的工作、批准独立审计师的薪酬、审议并在恰当的时候免除独立审计师的职务。为此，独立审计师应当直接向审计委员会报告，并且审计委员会应当是唯一享有下列权力的一方：批准独立审计师的聘任及免职、所有审计聘任费用与条款及所有经许可的非审计性质的独立审计师的聘任。
  The Audit Committee shall pre-approve (or, where permitted under the rules of the SEC, subsequently approve) engagements of the independent auditors to render audit services and/or establish pre- approval policies and procedures for such engagements, provided that (i) such policies and procedures are detailed as to the particular services rendered, (ii) the Audit Committee is informed of each such service, and (iii) such policies and procedures do not include delegation to management of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934, as amended. The Audit Committee shall also pre-approve any non-audit services proposed to be provided to the Company by such independent auditors.

Exhibit 99.1

审计委员会应当预先批准（或在SEC规则允许的情况下，随后批准）聘用独立审计师来提供审计服务和/或为该聘用事项制定预先批准制度及程序，前提是：（1）该等制度及程序对于所提供的特定服务而言是具体的；（2）审计委员会知晓各项服务内容；并且（3）该等制度与程序不包括向管理层授予审计委员会在1934年证券交易法修正案下的责任的有关事宜。审计委员会还应当预先批准该等独立审计师拟向公司提供的任何非审计性质的服务。

  The Audit Committee shall review the independence of the independent auditors, including (i) obtaining on a periodic basis a formal written statement from the independent auditors delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1, (ii) maintaining an active dialogue with the independent auditors regarding any disclosed relationship or services that may impair the objectivity and independence of the independent auditors, and (iii) to the extent there are any such relationships, monitoring and investigating them and, if necessary, taking, or recommending to the Board that the Board take, appropriate action to oversee the independence of the independent auditors.

  审计委员会应当审核独立审计师的独立性，包括（1）从独立审计师处定期取得符合董事会1号标准之独立性标准规定的正式书面声明，说明独立审计师与公司之间存在的所有关系；（2）与独立审计师就任何经披露的、可能损害独立审计师客观性与独立性的关系或服务保持积极沟通；并且（3）如存在任何该等关系，应对该等独立审计师进行监督和调查，在必要时提请董事会采取适当的措施对独立审计师的独立性进行监督。
  The Audit Committee shall evaluate, at least annually, the independent auditors’ qualifications, performance and independence, which evaluation shall include a review and evaluation of the lead partner of the independent auditors and consideration of whether there should be rotation of the lead audit partner or the auditing firm, and take appropriate action to oversee the independence of the independent auditors.

  审计委员会应当至少每年对独立审计师的资质、绩效及独立性开展一次评定，包括对独立审计师首席合伙人的审核与评定，考虑是否应当更换首席审计合伙人或审计事务所，并采取适当的措施对独立审计师的独立性进行监督。
  The Audit Committee shall review, in consultation with the independent auditors, the annual audit plan and scope of audit activities and monitor such plan’s progress.

  审计委员会应当与独立审计师商讨审核年度审计计划及审计活动的范围，并监督该等计划的实施。
  The Audit Committee shall (i) discuss and, as appropriate, review with management and the independent auditors the Company’s annual financial statements and annual reports on Form 10-K, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” (ii) discuss with the independent auditors any other matters required to be discussed by Statement on Auditing Standards No. 114, and (iii) recommend to the Board whether the audited financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations should be included in the Company’s Form 10-K.

  审计委员会应当（1）在适当的时候与公司管理层及独立审计师讨论并审核公司的年度财务报表及年度10-K表报告，包括公司在"管理层关于财务状况和经营成果的讨论与分析"下披露的内容；（2）与独立审计师就任何其他第144号审计标准说明要求讨论的事项进行讨论；并且（3）向董事会建议是否将经审计的财务报表以及管理层关于财务状况与经营成果的讨论与分析纳入公司10-K表。

Exhibit 99.1

  The Audit Committee shall discuss with management and the independent auditors significant financial reporting issues raised and judgments made in connection with the preparation of the Company’s financial statements, including the review of (i) major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles, (ii) major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies, (iii) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues raised and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements, (iv) the effect of regulatory and accounting initiatives, as well as off-balance sheet arrangements, on the Company’s financial statements, and (v) the type and presentation of information to be included in earnings press releases, as well as any financial information and earnings guidance to be provided to analysts and rating agencies, including any proposed use of “pro forma” or “adjusted” non-GAAP information.

  审计委员会应当同管理层及独立审计师就公司财务报表制作中提出的重大财务报告问题及作出的判断进行讨论，包括审核下列内容：（1）关于会计准则与财务报表列表的主要事项，包括公司选择或适用会计准则的重大变化；（2）与公司内部控制及任何针对重大控制缺陷的特别审计步骤的适当性有关的主要事项；（3）由管理层和/或独立审计师作出的、说明公司财务报表制作中提出的重大财务报告问题及作出的判断的分析，包括对备选的财务报表通用会计准则的效果分析；（4）控制性措施及会计计划，以及资产负债表外安排对于公司财务报表的作用；以及（5）应纳入收益公报的信息类型及说明方式，以及应向分析师及信贷评级机构提供的任何财务信息和收益指南，包括任何拟使用的"预计"或"调整"的非通用会计准则信息。
  The Audit Committee shall receive, review and discuss reports from the independent auditors on (i) the major critical accounting policies and practices to be used, (ii) significant alternative treatments of financial information within GAAP that have been discussed with management, (iii) ramifications of the use of such alternative disclosures and treatments, (iv) any treatments preferred by the independent auditors, and (v) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

  审计委员会应当接受、审核并讨论独立审计师的报告，内容包括（1）拟运用的重大关键会计专责；（2）已同管理层讨论的，通用会计准则下的财务信息重要替代性处理方式；（3）使用该等替代性披露或处理方式的问题；（4）独立审计师倾向使用的方式；以及（5）独立审计师与管理层之间的其他重要书面沟通，例如任何管理层信件或未调整差额附表。
  The Audit Committee shall review on a regular basis with the Company’s independent auditors any problems or difficulties encountered by the independent auditors in the course of any audit work, including management’s response with respect thereto, any restrictions on the scope of the independent auditors’ activities or on access to requested information, and any significant disagreements with management. The Audit Committee shall resolve any disagreements between management and the independent auditors regarding financial reporting.

  审计委员会应当定期与公司独立审计师审议任何独立审计师在任何审计工作中遇到的问题与困难，包括管理层对此作出的反馈、对独立审计师活动范围的任何限制或对其接触所需信息的任何限制，以及任何同管理层之间的重大分歧。审计委员会应当解决管理层与独立审计师之间就财务报告存在的任何分歧。
  The Audit Committee shall discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

  审计委员会应当同管理层及独立审计师就任何与政府专管员或政府机构之间的沟通，以及任何引起公司财务报表或会计制度相关的重大问题进行讨论。

Exhibit 99.1

  The Audit Committee shall discuss guidelines and policies with respect to risk assessment and risk management.

  审计委员会应当就与风险评估及管理有关的方针政策进行讨论。
  The Audit Committee shall discuss with the Company’s chief financial officer legal matters that may have a material impact on the financial statements or the Company’s compliance procedures.

  审计委员会应当同公司财务总监就可能对财务报表或公司的合规程序产生重大影响的法律事项进行讨论。
  The Audit Committee shall review the adequacy and effectiveness of the Company’s internal control policies and procedures on a regular basis, including the responsibilities, budget and staffing of the Company’s audit function, as well as the need for any special audit procedures in response to material control deficiencies, through inquiry and discussions with the Company’s independent auditors and management. In addition, the Audit Committee shall review the reports prepared by management, and attested to by the Company’s independent auditors, assessing the adequacy and effectiveness of the Company’s internal controls and procedures, prior to the inclusion of such reports in the Company’s periodic filings as required under SEC rules. The Audit Committee shall review disclosure regarding the Company’s internal controls that are required to be included in SEC reports.

  审计委员会应当定期通过询问和与公司的独立审计师和管理层讨论的方式审核公司内部控制制度及程序是否充分有效，包括公司审计职能责任、预算及人员配备，以及应对重大控制缺陷的任何特别审计程序需求。另外，审计委员会应当在依照SEC规则将由管理层制作并由公司独立审计师证明的，评估公司内部控制及程序适当性及有效性的报告纳入定期报告之前，审核该等报告。审计委员会应当审核必须纳入SEC报告中的，有关公司内部控制的信息披露情况。
  The Audit Committee shall establish procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

  审计委员会应当制定接收、保留及处理其收到的，与会计、内部会计控制或审计事项有关的投诉材料的程序，以及处理雇员提交的有关争议会计或审计事项的匿名信的处理程序。
  The Audit Committee shall review, approve and monitor the portions of the Company’s code of ethics applicable to its senior financial officers.

  审计委员会应当审核、批准并监督适用于公司高级财务管理人员的公司道德准则。
  The Audit Committee shall review and approve in advance any proposed related party transaction.

  审计委员会应当提前审核并批准任何关联交易。

  The Audit Committee shall oversee compliance with the SEC requirements for disclosure of auditor’s services and Audit Committee member qualifications and activities.

  审计委员会应当监督审计师的服务及审计委员会成员的资质与活动是否符合SEC的规定。
  The Audit Committee shall make regular reports to the Board, which reports shall include any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, and the performance and independence of the Company’s independent auditors.

Exhibit 99.1

审计委员会应当定期向董事会作报告，该等报告应当包括任何与公司财务报表的质量或统一性有关的问题，公司对法律法规的合规情况，以及公司独立审计师的绩效与独立性。

  The Audit Committee shall set hiring policies with regard to employees and former employees of the Company’s independent auditor.

  审计委员会应当制定公司独立审计师的雇员及前雇员有关的聘用制度。
  The Audit Committee shall review and reassess the adequacy and scope of this Charter annually and recommend any proposed changes to the Board for approval.

  审计委员会每年应当审核并重新评估本章程的适当性及范围，并向董事会提出任何修改建议待批。

  At least annually, the Audit Committee shall evaluate its performance.

  审计委员会应每年应至少进行一次绩效评估。

  The Audit Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Company shall provide for reasonable and appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Company, (ii) compensation to any advisers employed by the Audit Committee, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate for carrying out its duties.

  审计委员会有权聘用其认为履行职责所必需的独立顾问或其他顾问。公司应根据审计委员会的决定，提供合理与适当的资金支持，以支付下列费用：（1）为制作或发布审计报告、进行其他审计或证明服务之目的而聘请的独立审计师的薪酬；（2）任何审计委员会聘请的顾问的薪酬；以及（3）审计委员会履行职责所必需的或适当的一般行政开支。
  Periodically, the Audit Committee shall meet separately with the Company’s management, with internal auditors (or other personnel responsible for the internal audit function) and with the independent auditors.

  审计委员会应当定期分别与公司管理层、内部审计师（或其他负责内部审计职责的人员），以及独立审计师会面。
  The Audit Committee may form subcommittees for any purpose that the Audit Committee deems appropriate and may delegate to such subcommittees such power and authority as the Audit Committee deems appropriate. The Audit Committee shall not delegate to a subcommittee any power or authority required by law, regulation or listing standard to be exercised by the Audit Committee as a whole.

  审计委员会可以为其认为适当的目的设立分会，并授权该分会其认为适当的权力与权限。审计委员会不得将法律、法规或上市准则规定必须由其全权行使的权力或权限授权给分会。
  The Audit Committee will set its own schedule of meetings and will meet at least quarterly, with the option of holding additional meetings at such times as it deems necessary. The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

  审计委员会将制定其会议计划，每一季度至少召开一次会议，并可以选择在其认为必要的时候另外召开会议。审计委员会将保留其会议记录，并将会议记录同董事会会议记录一起保存。

Exhibit 99.1

  The Audit Committee shall perform such other functions as assigned by law, the Company’s articles of association or the Board.

  审计委员会应当履行法律、公司董事会章程所规定的其他职责。

LIMITATION OF AUDIT COMMITTEE’S ROLE

审计委员会职权的限制

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete, accurate and in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

尽管审计委员会享有本章程规定的权力并附有本章程规定的义务，审计委员会无需制定审计计划或执行审计工作，或决定公司的财务报表及信息披露是否完整、准确，以及是否符合通用会计准则及适用的规则和法规。上述职权应当由管理层及独立审计师执行。

It is recognized that the members of the Audit Committee are not full-time employees of the Company, that it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and that each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which the Audit Committee receives information, and (ii) the accuracy of the financial and other information provided to the Audit Committee, in either instance absent actual knowledge to the contrary.

审计委员会成员不是公司的全职雇员，并无开展"现场审计工作"或其他类型的审计或会计审核或程序，或制定审计师独立标准的义务与责任，并且审计委员会各成员有权在没有确知的相反信息时，信赖（1）公司内外向其提供信息的人员及组织的可靠性；以及（2）向其提供的财务及其它信息的准确性。